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                                   EXHIBIT 1

     The undersigned hereby agree that this Schedule 13G filed by us with respect to the Class A Common Stock, $.01 par value, of BankUnited Financial Corporation is filed on behalf of each of us.


                                   /s/ Phillip Frost, M.D.
                                   -----------------------
Date: February 14, 2002            Phillip Frost, M.D.


                                   FROST-NEVADA, LIMITED PARTNERSHIP


                                   /s/ Phillip Frost, M.D.
                                   ----------------------
Date: February 14, 2002            Phillip Frost, M.D.
                                   President of Frost-Nevada
                                   Corporation, General Partner


                                   FROST-NEVADA CORPORATION


                                   /s/ Phillip Frost, M.D.
                                   -----------------------
Date: February 14, 2002            Phillip Frost, M.D.
                                   President